Exhibit 99.1

Portland General Electric One World Trade Center 121 S.W. Salmon Street Portland, Oregon 97204 News Release

July 31, 2020

Media Contact:	Investor Contact:
Andrea Platt	Jardon Jaramillo
Corporate Communications	Investor Relations
Phone: 503-464-7980	Phone: 503-464-7051

Portland General Electric announces second quarter 2020 results

•Strong second quarter results driven by favorable regional power conditions and lower operating expense
•Capital plan for 2020, including major capital projects, remains on track
•Maintaining earnings guidance of $2.20 to $2.50 per diluted share

PORTLAND, Ore. -- Portland General Electric Company (NYSE: POR) today reported net income of $39 million, or 43 cents per diluted share, for the second quarter of 2020. This compares with net income of $25 million, or 28 cents per diluted share, for the second quarter of 2019.

“We achieved solid second quarter financial results, driven by a combination of favorable hydro and wind conditions and lower operating expenses,” said Maria Pope, PGE president and CEO. “As an essential service provider, we will continue working to keep costs low to support economic recovery and the communities we serve in this unprecedented time.”

Second quarter 2020 earnings compared to second quarter 2019 earnings
Total revenues increased as a result of higher residential, industrial and wholesale demand, which was partially offset by lower commercial demand. Power costs increased due to higher overall system deliveries, which more than offset a decline in the average cost per MWh due to lower gas prices and surplus hydro in the region. Operating expense declined due to continuous efforts to reduce the company’s overall cost structure as well as lower plant maintenance expense. Tax expense was favorable due to higher Production Tax Credit generation at PGE’s wind facilities.
Company Update
Major Capital Projects
PGE’s Integrated Operations Center and the Wheatridge Renewable Energy Facility remain on schedule and on budget. There have been no significant supply chain or operational disruptions as a result of COVID-19.
Integrated Resource Plan (IRP)
The Public Utility Commission of Oregon acknowledged the Action Plan in PGE’s 2019 IRP in a written Order on May 6, 2020. PGE plans to begin procurement activities for renewables and capacity later this year and will consider the potential impacts of economic conditions on resource needs.

2020 Earnings Guidance
PGE is reaffirming its 2020 earnings guidance of $2.20 to $2.50 per diluted share. This guidance is based on the following assumptions:
•Revised annual retail deliveries from a decrease of 1% to 2%, weather adjusted, to flat energy deliveries, weather adjusted, year over year. This upward revision reflects stronger residential and industrial demand offset by a decline in commercial deliveries;
•Net variable power costs for the year ending December 31, 2020 to be below the power cost adjustment mechanism baseline, but within the established deadband range;
•Average hydro conditions for the year;
•Wind generation based on five years of historical levels or forecast studies when historical data is not available;
•Normal thermal plant operations;
•Operating and maintenance expense between $570 million and $590 million, which includes a full-year forecasted bad debt expense of $15 million due to moratoriums on collection activities and customer disconnects; and
•Depreciation and amortization expense between $410 million and $430 million.

Second Quarter 2020 earnings call and webcast — July 31, 2020

PGE will host a conference call with financial analysts and investors on Friday, July 31, 2020, at 11 a.m. ET. The conference call will be webcast live on the PGE website at investors.portlandgeneral.com. A replay of the call will be available beginning at 2 p.m. ET on Friday, July 31, 2020, through 1 p.m. ET on Friday, August 7, 2020.

Maria Pope, president and CEO; Jim Lobdell, senior vice president of Finance, CFO, and treasurer; and Jardon Jaramillo, senior director, Investor Relations, Treasury, and Finance Operations, will participate in the call. Management will respond to questions following formal comments.

The attached unaudited condensed consolidated statements of income and comprehensive income, condensed consolidated balance sheets and condensed consolidated statements of cash flows, as well as the supplemental operating statistics, are an integral part of this earnings release.

# # #

About Portland General Electric Company

Portland General Electric (NYSE: POR) is a fully integrated energy company based in Portland, Oregon, with operations across the state. The company serves 901,000 customers with a service area population of 1.9 million Oregonians in 51 cities. PGE has 16 generation plants in five Oregon counties, and maintains and operates 13 public parks and recreation areas. For over 130 years, PGE has delivered safe, affordable and reliable energy to Oregonians. Together with its customers, PGE has the No. 1 voluntary renewable energy program in the U.S. PGE and its 3,000 employees are working with customers to build a clean energy future. In 2019, PGE, employees, retirees and the PGE Foundation donated $4.7 million and volunteered 32,900 hours with more than 700 nonprofits across Oregon. For more information visit portlandgeneral.com/news.

Safe Harbor Statement
Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; and cyber security breaches of the company’s customer information system or operating systems, which may affect customer bills or other aspects of our operations; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the company’s most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time.

POR
Source: Portland General Company

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME
(Dollars in millions, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenues:
Revenues, net	$469	$462	$1,033	$1,032
Alternative revenue programs, net of amortization	—	(2)	9	1
Total revenues	469	460	1,042	1,033
Operating expenses:
Purchased power and fuel	109	105	262	284
Generation, transmission and distribution	77	86	150	163
Administrative and other	74	78	145	149
Depreciation and amortization	104	101	212	202
Taxes other than income taxes	34	33	69	67
Total operating expenses	398	403	838	865
Income from operations	71	57	204	168
Interest expense, net	34	31	67	63
Other income:
Allowance for equity funds used during construction	4	2	7	5
Miscellaneous income (loss), net	3	—	(1)	2
Other income, net	7	2	6	7
Income before income tax expense	44	28	143	112
Income tax expense	5	3	23	14
Net income	39	25	120	98
Other comprehensive income	—	1	1	2
Comprehensive income	$39	$26	$121	$100

Weighted-average common shares outstanding (in thousands):
Basic	89,489	89,357	89,459	89,333
Diluted	89,625	89,561	89,602	89,537

Earnings per share:
Basic	$0.44	$0.28	$1.34	$1.10
Diluted	$0.43	$0.28	$1.34	$1.09

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in millions)
(Unaudited)

	June 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$303	$30
Accounts receivable, net	204	253
Inventories	109	96
Regulatory assets—current	12	17
Other current assets	108	104
Total current assets	736	500
Electric utility plant, net	7,301	7,161
Regulatory assets—noncurrent	526	483
Nuclear decommissioning trust	47	46
Non-qualified benefit plan trust	37	38
Other noncurrent assets	158	166
Total assets	$8,805	$8,394

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS, continued
(Dollars in millions)
(Unaudited)

	June 30, 2020	December 31, 2019
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$134	$165
Liabilities from price risk management activities—current	40	23
Short-term debt	150	—
Current portion of long-term debt	140	—
Current portion of finance lease obligation	16	16
Accrued expenses and other current liabilities	289	315
Total current liabilities	769	519
Long-term debt, net of current portion	2,676	2,597
Regulatory liabilities—noncurrent	1,362	1,377
Deferred income taxes	385	378
Unfunded status of pension and postretirement plans	249	247
Liabilities from price risk management activities—noncurrent	145	108
Asset retirement obligations	265	263
Non-qualified benefit plan liabilities	101	103
Finance lease obligations, net of current portion	132	135
Other noncurrent liabilities	75	76
Total liabilities	6,159	5,803
Shareholders’ Equity:
Preferred stock, no par value, 30,000,000 shares authorized; none issued and outstanding as of June 30, 2020 and December 31, 2019	—	—
Common stock, no par value, 160,000,000 shares authorized; 89,506,951 and 89,387,124 shares issued and outstanding as of June 30, 2020 and December 31, 2019, respectively	1,224	1,220
Accumulated other comprehensive loss	(9)	(10)
Retained earnings	1,431	1,381
Total shareholders’ equity	2,646	2,591
Total liabilities and shareholders’ equity	$8,805	$8,394

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Six Months Ended June 30,
	2020	2019
Cash flows from operating activities:
Net income	$120	$98
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	212	202
Deferred income taxes	4	6
Pension and other postretirement benefits	12	12
Allowance for equity funds used during construction	(7)	(5)
Decoupling mechanism deferrals, net of amortization	(8)	(1)
(Amortization) of net benefits due to Tax Reform	(11)	(11)
Other non-cash income and expenses, net	46	21
Changes in working capital:
Decrease in accounts receivable, net	40	63
(Increase) in inventories	(13)	(17)
(Increase)/decrease in margin deposits	(9)	11
(Decrease) in accounts payable and accrued liabilities	(27)	(65)
Other working capital items, net	18	16
Other, net	(21)	(16)
Net cash provided by operating activities	356	314

Cash flows from investing activities:
Capital expenditures	(370)	(271)
Sales of Nuclear decommissioning trust securities	4	7
Purchases of Nuclear decommissioning trust securities	(3)	(5)
Other, net	(1)	(2)
Net cash used in investing activities	(370)	(271)

Cash flows from financing activities:
Proceeds from issuance of long-term debt	319	200
Payments on long-term debt	(98)	(300)
Borrowings on short-term debt	200	—
Repayments of short-term debt	(50)	—
Issuance of commercial paper, net	—	17
Dividends paid	(69)	(65)
Other	(15)	(3)
Net cash provided by (used in) financing activities	287	(151)
Increase (Decrease) in cash and cash equivalents	273	(108)
Cash and cash equivalents, beginning of period	30	119
Cash and cash equivalents, end of period	$303	$11

Supplemental cash flow information is as follows:
Cash paid for interest, net of amounts capitalized	$56	$60
Cash paid for income taxes	5	20

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
SUPPLEMENTAL OPERATING STATISTICS
(Unaudited)

	Six Months Ended June 30,
	2020		2019
Revenues (dollars in millions):
Retail:
Residential	$502	48%	$495	48%
Commercial	299	29	312	30
Industrial	104	10	94	9
Direct Access	23	2	21	2
Subtotal	928	89	922	89
Alternative revenue programs, net of amortization	9	1	1	—
Other accrued revenues, net	6	1	13	1
Total retail revenues	943	91	936	90
Wholesale revenues	74	7	53	5
Other operating revenues	25	2	44	5
Total revenues	$1,042	100%	$1,033	100%

Energy deliveries (MWhs in thousands):
Retail:
Residential	3,789	30%	3,782	34%
Commercial	3,000	24	3,261	29
Industrial	1,638	13	1,510	14
Subtotal	8,427	67	8,553	77
Direct access:
Commercial	311	3	341	3
Industrial	725	6	720	7
Subtotal	1,036	9	1,061	10
Total retail energy deliveries	9,463	76	9,614	87
Wholesale energy deliveries	2,980	24	1,459	13
Total energy deliveries	12,443	100%	11,073	100%

Average number of retail customers:
Residential	788,511	88%	776,816	88%
Commercial	110,116	12	109,470	12
Industrial	194	—	195	—
Direct access	631	—	633	—
Total	899,452	100%	887,114	100%

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
SUPPLEMENTAL OPERATING STATISTICS, continued
(Unaudited)

	Six Months Ended June 30,
	2020		2019
Sources of energy (MWhs in thousands):
Generation:
Thermal:
Natural gas	3,477	29%	3,318	31%
Coal	1,504	13	1,713	16
Total thermal	4,981	42	5,031	47
Hydro	686	6	837	8
Wind	1,193	10	820	8
Total generation	6,860	58	6,688	63
Purchased power:
Term	4,108	34	3,177	30
Hydro	804	7	566	6
Wind	178	1	123	1
Total purchased power	5,090	42	3,866	37
Total system load	11,950	100%	10,554	100%
Less: wholesale sales	(2,980)		(1,459)
Retail load requirement	8,970		9,095

The following table indicates the number of heating and cooling degree-days for the three months ended June 30, 2020 and 2019, along with 15-year averages based on weather data provided by the National Weather Service, as measured at Portland International Airport:

	Heating Degree-days			Cooling Degree-days
	2020	2019	Avg.	2020	2019	Avg.
First Quarter	1,761	1,992	1,849	—	—	—
April	305	312	375	—	—	3
May	174	109	185	39	28	24
June	75	46	76	60	74	62
Second Quarter	554	467	636	99	102	89
Year-to-date	2,315	2,459	2,485	99	102	89
(Decrease)/increase from the 15-year average	(7)%	(1)%		11%	15%